UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 1, 2014

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Greenway Plaza
Suite 600
Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Resignation of Forrest E. Wylie from the Board of Directors

After more than seven years as Chairman of the Board of Directors (the “Board”) of Buckeye GP LLC (“Buckeye GP”), the general partner of Buckeye Partners, L.P. (“Buckeye”), on July 1, 2014, Forrest E. Wylie notified the Board of his intention to resign from the Board, effective August 5, 2014. Mr. Wylie also served as the Chief Executive Officer of Buckeye GP from June 2007 until February 2012.  Mr. Wylie’s resignation is not the result of any disagreement with Buckeye or Buckeye GP relating to either entity’s operations, policies or practices.

Item 8.01                                           Other Events.

At its meeting on July 2, 2014, the Board elected Clark C. Smith, Buckeye’s Chief Executive Officer, to become Chairman of the Board effective immediately after the effectiveness of Mr. Wylie’s resignation (the “Transition Date”).

Also, based on the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board created the position of Lead Independent Director, effective as of the Transition Date.  The Board also approved, on the recommendation of the Nominating and Corporate Governance Committee, revisions to Buckeye’s Corporate Governance Guidelines to define the role and specify the duties of the Lead Independent Director. The revised Corporate Governance Guidelines, which are being filed herewith as Exhibit 99.1, will become effective as of the Transition Date.  Buckeye’s current Corporate Governance Guidelines will remain in effect until such date.

Following the creation of the Lead Independent Director position, the independent directors of the Board voted to elect Frank S. Sowinski as Buckeye GP’s Lead Independent Director, effective on the Transition Date. On July 3, 2014, Buckeye issued a press release announcing the elections of Messrs. Smith and Sowinski. The press release is being filed herewith as Exhibit 99.2.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Corporate Governance Guidelines

99.2                        Press Release issued July 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

	By:	TODD J. RUSSO
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated: July 3, 2014

Exhibit Index

Exhibits

99.1                        Corporate Governance Guidelines

99.2                        Press Release issued July 3, 2014